UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2016

Date of reporting period: January 1, 2016-June 30, 2016

Kavilco Incorporated

2016 Report to Shareholders

Kavilco's Corporate Office Is Moving

The corporate office for Kavilco Inc. is moving to a new location. Barring any unforeseen circumstances, this move will take place on or near October 1, 2016. Kavilco's telephone number, fax number, and email addresses will remain the same.

Kavilco's New Corporate Address Will Be:

Kavilco Incorporated

1000 Second Avenue, Suite 3320

Seattle, Washington 98104

June 30, 2016 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2016 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos and descriptions, an In Memoriam listing of deceased original shareholders.

43rd Annual Meeting of Shareholders

Notice
The 43rd Annual Meeting of Shareholders is scheduled for Saturday, November 5, 2016 at Cape Fox Lodge in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to Noon in the Shaa Hit conference room. The Shareholder meeting will be from 1:00 pm to 3:00 pm. The primary items of business are the approval of the Corporation's independent public accountants and the election of directors.

Directors whose terms are up for re-election this year are Laird A. Jones, Secretary; Melanie Young, Director; and Eleanor Hadden, Director. The Board recommends re-election of all three members.

"Your Proxy Ballot and Statement will be mailed in October of this year and your vote is very important!" Even if you are unable to attend the Annual Meeting, we ask that you vote "discretionary" on the Management Proxy Ballot as soon as you receive it.

We urge you to come to the Annual Meeting of Shareholders. Attendance at the Shareholder meetings helps to maintain good communication and understanding amongst us all.

The Annual Shareholder Dinner will be held in the Shaa Hit Conference Room on Saturday, November 5, 2016, in the evening at Cape Fox Lodge in Ketchikan for shareholders, their family, and guests; doors will open at 5:30 pm. There is no charge for dinner, as always.

The Kasaan Haida Heritage Foundation will be holding their auction at the Annual Shareholder Dinner again this year. If you have any items to donate or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeane@gci.net.

Greetings to our Shareholders From your President

I spent most of the summer in and around the white bunkhouse in Kasaan. Time was spent cleaning and restoring inside the building and out to provide a place where future board members could hold meetings in Kasaan and a place where they could spend a night or two. I say future board members because I believe it is important that Kavilco shareholders never forget about Kasaan and those people who really paid the price that led to the Alaska Native Claims Settlement Act passed in 1971. They are not here to reap the benefits that we, this generation, have so enjoyed and the main reason this Board of Directors is determined to pass onto the next generation, a heathy and prosperous corporation.

The white bunkhouse is one of the few remnants remaining of what we, your current Kavilco Board members, remember of the cannery in Kasaan. For this reason I think that this building has significant historical value. Pictures show that after 1938 the second floor, as seen above, was added to the existing building on this site.

The current improvements to the white bunkhouse are also intended to make the facility more attractive to working crews who may need a place to stay for summer jobs from which Kavilco gets paid well.

The early history of New Kasaan and the bunkhouse dates back to 1867 when Charles Vincent Baronovich staked the first copper mine in Alaska. In 1892 the Copper Queen mine, camp, sawmill, post office and store were built in Kasaan and that started the migration in 1893 from Old Kasaan in Skowl Arm to New Kasaan in Kasaan Bay. The migration lasted until 1904. As you can see the migration from Old Kasaan to New Kasaan did not happen overnight.

In 1902 the cannery was completed and this, more than mining interests, prompted the move from Old Kasaan. With the cannery came jobs, a school, and free lumber to build homes. The cannery was successful enough that in 1907, 1910 and 1911 when the cannery burned it was rebuilt each summer.

In 1974 Kavilco purchased the old cannery buildings and property. I shudder to think what would have happened to the property had Louis Thompson, and the 1974 Board of Directors not made that purchase. Keeping in mind that in 1974 Kavilco had little money and this purchase was a major investment. Like the land selection that brought the Whale House to Kavilco the Board of Directors at the time felt it was a no brainer.

By 1980, when Kavilco had more money the old cannery was in such a state of disrepair, and due to the cost of repair and the liability that came with the old cannery buildings, the Board of Directors felt it had no choice other than to remove most of the buildings.

Built in 1880, the Whale House was moved from Old Kasaan around 1904 by the owner Chief Son-i-hat. Son-i-hat means southeast wind. In 1938 as part of the Civilian Conservation Corps (CCC) projects administered by the Forest Service, the Whale House was restored for the first time.

This Clan long house is called the Whale House because the outer two house posts are alike and both depict the common whale and “man of the sea” and the whale was also a crest in the Eagle phratry to which Chief Son-i-hat belonged.

Interestingly, as a child growing up in Kasaan, I often referred to the Whale House and Park as "Sunny Heart" and we would go there to swim, picnic, play yard games, and get fish from 'Sunny Heart' creek; just to name a few of the things we did there.

To pave the way for this reconstruction and rededication, Kavilco President, Louis A. Thompson had the Whale House listed in the National Register of Historic Places on June 11, 2002.

As I have spent most of my summer restoring the white bunkhouse, at the same time, the Organized Village of Kasaan and the Kasaan Haida Heritage Foundation (Kavilco’s non-profit) were busy with the Whale House restoration and all the logistics involved with the upcoming rededication ceremony on September 3, 2016.

It is estimated that as many as one thousand people will be attending the Whale House Rededication Ceremony in Kasaan. The number of volunteers on and off the Prince of Wales Islands dedicated to making the rededication ceremony a success is beyond calculation, suffice to say ha'w'aa, gunalch'ee, (thank you) one and all.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings to our Shareholders From Your CFO

The primary source of the shareholder's dividend is interest income derived from corporate bond interest. The proceeds from maturing bonds need to be reinvested in order to maintain the dividend payment. With each passing year, this becomes more difficult due to historically low interest rates. It's hard to believe that some European companies have been able to issue bonds with a negative yield(an investor would pay the issuing corporation to hold their money.) This is also reflected in a number of country's short term bonds that have a negative yield. For example, a 10-year German bund bond)yields precisely zero. Investors appear to have fully embraced the secular stagnation of the global economy and view that bond yields will have to stay depressed "forever".

I was curious if there ever has been a period where there were negative yields on bond investments. In our library of investments books we have a book entitled 'A History of Interest Rates.' It is a comprehensive study of interest rate trends and cycles and credit forms throughout recorded history. I could not find a single instance where there were negative rates. Negative rates seem to defy common sense and are the result, as central bankers that manage sovereign debt, experiment to revive national and regional economies.

There is a new investment term that singles out Kavilco's strategy over the last five years and that is TINA, There Is No Alternative. This has to be the least inspiring rationale for a bull market ever. No matter how far they've run, how high the valuations have become, or how pitiful the underlying economic fundamental may be, Kavilco has no choice but to keep investing and holding stocks. Lately, it's been noted that the S and P 500's yield of 2.1%, an historically low yield for US stocks, is higher than the 10-year Treasury's 1.6%, as if this is evidence that income investors in particular, like Kavilco, have no other options.

In June of 2011 the Board of Directors changed the portfolio strategy from corporate bonds to dividend yielding stock investments. At this time the level of risk was ratcheted up with higher yielding stocks to offset the loss of income from maturing corporate bond yields. One sector that we concentrated on was publicly traded Master Limited Partnerships (MLP) For the most part, MLP's were involved in the oil and gas storage and transportation. This was a very lucrative business with reliable earnings when oil was trading at $100 a barrel. In order to capture market share they leveraged (took on debt at low interest rates) to expand their operations. This strategy was very successful until oil and gas prices started trending down due to oversupply. With one minor exception, this development caught the entire investment community by surprise. Unfortunately, a number of MLP's were unable to make their debt payments and had to file for bankruptcy. Kavilco was not spared from this predicament and one of our MLP's was forced to reorganize. Accordingly, we sustained a net realized loss of $191,927. At the July meeting the Board of Director's adopted a strategy to offset this loss with various hedges so that the loss will not impact future dividends. I would like to point out that this wasn't the first time we have recognized losses in the portfolio. However, you will note that the portfolio has an unrealized gain of $3,553,704 which does not impact your dividends. As you can see, one investment can have a major impact on your dividends.

Each year over the last five years, seems to become more challenging than the previous year. Fortunately, the shareholders and I have a Board of Directors that tackles these financial challenges head on which has translated into thirty five years of continuous dividend distributions for Kavilco shareholders.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Kavilco Incorporated

Financial Statements (unaudted) June 30, 2016

The unaudited financial statements for the six months ending June 30, 2016 are included in this report.

The audited financial statements dated December 31, 2015, were sent to shareholders on February 25, 2016 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco's Corporate Secretary at 1-800-786-9574

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2016 (unaudited)

ASSETS
Investments in securities, at fair value (cost $33,692,430)	$36,360,283
Real estate at fair value (cost $1,054,089)	4,207,633
Cash and cash equivalents	63,193
Interest receivable	230,964
Dividends receivable	24,412
Premises and equipment, net	16,452
Prepaid expenses and other assets	25,436

Total assets	40,928,373

LIABILITIES
Accounts payable and accrued expenses	31,788
Dividends payable	107,687

Total liabilities	139,475

NET ASSETS	$40,788,898

Net assets consist of:

Distributable earnings	$6,090,613
Contributed Capital	34,698,285

TOTAL Net assets	$40,788,898

Net asset value per share of Class A and Class B common stock ($40,788,898) divided by 12,000 shares outstanding)	$3,399

Kavilco Incorporated
(An Investment Company)
Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2016 (unaudited)

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES
U.S. Corporate Bonds 36.6%

American Depository Receipts - 0.8%
Deutsche Telekom, 6.000%, due July 8, 2019	250,000	280,445
Total American Depository Receipts:		280,445

Communications - 5.8%
Viacom, Inc., 4.625%, due May 15, 2018	2,000,000	2,110,240
Total Communications:		2,110,240

Consumer Staples - 7.2%
Avon Products, Inc., 6.500%, due March 1, 2019	500,000	462,500
Kraft Foods, Inc., 6.500%, due August 11, 2017	250,000	264,075
McDonald’s Corp., 5.300%, due March 15, 2017	500,000	514,910
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,001270
Yum! Brands, Inc., 5.300%, due September 15, 2019	355,000	376,300
Total Consumer Staples:		2,619,055

Energy - 8.6%
Hess Corp., 8.125%, due February 15, 2019	199,000	221,768
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	485,539
Transocean, Inc., 7.375%, due April 15, 2018	1,350,000	1,366,875
XTO Energy, Inc., 6.250%, August 1, 2017	1,000,000	1,056,800
Total Energy:		3,130,982

Financials 0.6%
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	227,223
Total Financials:		227,223

Industrials - 5.9%
E.I. Du Pont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,547,390
International Paper, 9.375%, due May 15, 2019	500,000	595,495
Total Industrials:		2,142,885

Information Technology 1.1%
Adobe Systems, Inc., 4.750%, due February 1, 2020	100,000	110,551
Oracle Corp., 5.000%, due July 08, 2019	250,000	277,318
Total Information Technology:		387,869

Master Limited Partnership 4.1%
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,378,800
Total Master Limited Partnership:		1,378,800

Transportation 1.6%
FedEx Corp., 8.000%, due January 15, 2019	500,000	581,045
Total Transportation:		581,045

Utilities 1.3%
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	282,240
Southern Electric Power, 5.550%, due January 15, 2017	174,000	177,965
Total Utilities:		460,205

Total - US Corporate Bonds (Cost $12,876,190)		$13,318,748

U.S. Common Stock 61.1%

American Depository Receipts 0.7%

Atlantic Power Corp.	2,700	6,696
Penn West Petroleum, Ltd.	3,400	4,726
Royal Dutch Shell	2,800	156,800
Sanofi-Aventis	600	25,110
Seadrill, Ltd.	1,200	3,888
Silver Wheaton Corp.	700	16,471
Unilever	800	36,328
Total American Depository Receipts:		252,019

Consumer Staples 3.4%
Coca Cola Company	6,700	303,711
Kraft Heinz Company, The	4,900	433,552
Mondelez International, Inc.	1,500	68,265
Procter & Gamble Co.	2,430	205,748
Wal Mart Stores, Inc.	3,040	221,981
Total Consumer Staples:		1,233,257

Energy 3.4%
Chevron Corp.	1,800	188,694
Diamond Offshore Drilling, Inc.	1,515	36,860
Exxon Mobil Corp.	4,950	464,013
Hollyfrontier Corp	3,400	80,818
Kinder Morgan, Inc.	14,119	264,308
Linn Energy	5,890	424
One Gas, Inc.	300	19,977
Spectra Energy Corp.	5,300	194,139
Total Energy:		1,249,233

Financials 13.1%
AvalonBay Communities, Inc.	790	142,508
Care Capital Properties, Inc.	900	23,589
Digital Realty Trust, Inc.	1,500	163,485
EPR Properties	1,900	153,292
HCP, Inc.	4,600	162,748
Healthcare Realty Trust, Inc.	2,300	80,477
Highwoods Properties, Inc.	1,300	68,640
Hospitality Properties Trust	13,400	385,920
Liberty Properties Trust	8,740	347,153
LTC Properties, Inc.	4,830	249,856
Mack Cali Rlty Corp.	5,600	151,200
National Retail Properties, Inc.	1,470	76,028
Omega Healthcare Investors, Inc.	5,831	197,962
Realty Income Corp.	7,130	494,537
Redwood Trust, Inc.	2,600	35,906
RMR Group, Inc., The	274	8,486
Sabra Healthcare REIT, Inc.	1,960	40,445
Senior Housing Properties Trust	10,400	216,632
Stag Industrial, Inc.	7,130	169,765
Sun Communities, Inc.	3,180	243,715
Ventas, Inc.	5,600	407,792
Washington REIT	6,600	207,636
Wells Fargo & Co.	3,840	181,747
Welltower, Inc	7,310	556,803
Total Financials:		4,766,322

Healthcare 2.0%
Bristol-Myers Squibb	1,500	110,325
Eli Lilly & Co.	2,000	157,500
Merck & Co., Inc.	4,000	230,440
Pfizer, Inc.	6,240	219,710
Total Healthcare:		717,975

Industrials 0.6%
Caterpillar, Inc.	2,340	177,395
Pitney Bowes, Inc.	3,000	53,400
Total Industrials:		230,795

Information Technology 2.9%
Cisco Systems, Inc.	8,700	249,603
International Business Machines (IBM) Corp.	1,600	242,848
Microsoft Corp.	3,640	186,259
Paychex, Inc.	6,600	392,700
Total Information Technology:		1,071,410

Master Limited Partnerships 7.7%
Amerigas Partners LP	7,230	337,641
Boardwalk Pipeline Partners LP	10,218	178,304
Breitburn Energy Partners LP	4,700	353
Buckeye Partners LP	6,472	455,176
CVR Partners LP	4,760	38,889
Enbridge Energy Partners LP	3,700	85,840
Energy Transfer Partners LP	8,312	316,438
Enterprise Products Partners LP	11,200	327,712
KKR and Co. LP	2,370	29,246
Magellan Midstream Partners LP	6,200	471,200
MPLX LP	2,180	73,313
Nustar Energy LP	4,100	204,180
Plains All American Pipeline LP	3,914	107,596
Spectra Energy Partners LP	4,466	210,706
Suburban Propane Partners LP	3,200	106,880
Targa Resources Partners LP	3,341	140,790
TC Pipelines LP	2,300	131,698
Terra Nitrogen Company LP	225	23,528
Williams Partners LP	4,541	157,300
Total Master Limited Partnerships:		3,396,790

Mutual Funds 1.1%
Blackrock Global Floating Rate Income Fund	3,179	41,232
John Hancock Preferred Income Fund	3,284	75,007
iShares Investment Grade Corp. Bonds	640	78,550
iShares US Preferred ETF	2,516	100,363
SPDR Barclays High Yield Bond ETF	2,600	92,794
Total Mutual Funds:		387,946

Telecommunication Services 8.6%
AT & T, Inc.	29,570	1,277,720
Centurylink, Inc.	6,900	200,169
Consolidated Communications	9,600	261,504
Frontier Communications Corp.	192	948
Verizon Communications	24,540	1,370,314
Total Telecommunication Services:		3,110,655

Utilities 16.0%
Aliant Energy Corp.	7,400	293,780
American Electric Power, Inc.	6,740	472,407
Atmos Energy Corp.	1,500	121,980
Avista Corp.	2,000	89,600
Centerpoint Energy, Inc.	13,000	312,000
Consolidated Edison, Inc.	4,300	345,892
Dominion Res, Inc.	7,000	545,510
Duke Energy Corp.	7,795	668,733
Entergy Corp.	2,870	233,475
Eversource Energy	4,981	298,362
Exelon Corp.	1,400	50,904
Firstenergy Corp.	1,255	43,812
NextEra Energy	1,000	130,400
ONEOK, Inc.	1,200	56,940
Piedmont Natural Gas Company, Inc.	2,700	162,324
PPL Corp.	4,945	186,674
Public Service Enterprise Group, Inc.	5,500	256,355
Scana Corp.	700	52,962
Southern Company	12,530	671,984
Talen Energy Corp.	617	8,360
WEC Energy Group, Inc.	5,900	385,270
Xcel Energy, Inc.	9,540	427,201
Total Utilities:		5,814,924

Total US Common Stock (Cost $20,006,031)		22,231,326

Cash Equivalents 6.6%
Total Cash Equivalents (Cost $810,209)		$810,209
TOTAL INVESTMENT IN SECURITIES (Cost $33,692,430)		$36,360,283

STATEMENT OF OPERATIONS

For six months ended June 30, 2016 (unaudited)

Investment Income
Interest
$366,693
Dividends
466,535

Total investment income
833,288

Expenses
Salaries and benefits
173,319
Directors' compensation and expenses
110,959
Insurance
33,997
General and administrative
30,437
Office and equipment leases
32,935
Professional Fees
27,706
Custodian
3,934

Total expenses
419,287

Net investment income
419,941

Realized and Unrealized Gain (Decrease) on Investments
Net realized loss on investments
(191,927)
Net change in unrealized appreciation on investments
3,553,704

Total realized loss and unrealized appreciation on investments
3,361,777)

Net Operating Income	3,781,718

Other Income and Expense, net	105,482

Net Increase in Net Assets Resulting from Operations	$3,887,200

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2016 (unaudited)

Increase (Decrease) in Net Assets from Operations	June 30, 2016	June 30, 2015
Net investment income
	$419,941	$419,086
Net realized gain on investments
	(191,927)	0
Net change in unrealized appreciation (depreciation) on investments
	3,553,704	(1,570,703)
Other income and expense, net
	105,482	82,080

Net increase (decrease) in in net assets resulting from operations
	3,887,200	(1,069,537)

Dividends and Distributions to Shareholders	252,000)	(396,000)

Total increase (decrease) in net assets
	3,635,200	1,465,537

Net Assets
Beginning of year	37,153,698	40,577,255

Six months ended June 30, 2016 and 2015 (includes undistributed ordinary income of $269,216 and $427,354, respectively)	$40,788,898	$39,111,718

FINANCIAL HIGHLIGHTS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 & 2015 AND THE YEARS ENDED DECEMBER 31, 2011 TO 2015 (Unaudited)

Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	Six Months Ended	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,2016	June 30,2015	2015	2014	2013	2012	2011
Net asset value, beginning of year	3,096	3,266	3,381	3,321	3,376	3,377	3,343

Income from investment and real estate operations
Net investment income
	35	35	72	80	80	70	70
Net realized and unrealized appreciation (depreciation) on investment and real estate transactions
	280	(131)	(267)	(36)	(36)	6	40
Net other income	7	7	17	15	15	15	14

Total from investment and real estate operations
	322	(89)	(178)	59	59	91	124

Less dividends and distributions	(21)	(33)	(107)	(114)	(114)	(92)	(90)

Net asset value, end of year	3,397	3,144	3,096	3,266	3,321	3,376	3,377

Total return	9.48%	-2.84%	(5.77%)	1.80%	1.78%	2.70%	3.67%

Supplemental Data:
Net assets, end of year (in thousands)
	$40,789	$39,122	$37,154	$39,870	$39,870	$40,531	$40,532

Ratio to average net assets:
Expenses
	1.06%	1.08%	2.29%	2.02%	2.02%	2.06%	2.21%
Net investment income
	1.08%	1.05%	2.24%	2.39%	2.39%	2.08%	2.08%

Portfolio turnover rate	3.60%	4.41%	8.85%	16.07%	16.07%	13.71%	8.81%

Kavilco Incorporated

NOTES to financial statement dated June 30, 2016

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at their estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the LIFO (last in first out) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of June 30, 2016.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date these financial statements were available to be issued, which is the same date as the independent autitors' report.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2016:

	Level 1		Level 2		Level 3		Balance

Investments in Securities
US Corporate Bonds		$-		$13,318,748		$-	$13,318,748
US Common stock		22,231,326		-		-	22,231,326
Money Market Fund		810,209		-			810,209

		$23,041,535		$13,318,748	$		$36,360,283

Real Estate	$		$			$4,207,633	$4,207,633

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2016, no significant transfers between Level 1 or 2 occurred.

At June 30, 2016, there were no realized gain (loss), changes in unrealized gain (loss), cost or purchases, proceeds from sales or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2016, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. In 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of June 30, 2016, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $4,207,633 at June 30, 2015, the value of which was determined by an independent appraisal. There was no change in the value at June 30, 2016 from December 31, 2015.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock, and publicly traded partnerships) aggregated $3,600,483 for the six months ended June 30, 2016, and sales and maturities of investment securities (consisting of corporate bonds and common stock) aggregated $1,152,930 for the six months ended June 30, 2016.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $4,574,094, and $1,906,241, respectively, for the six months ended June 30, 2016.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2016:

Building	$170,601
Furniture, fixtures, and equipment	70,334

240,935
Less accumulated depreciation	(224,483)

$16,452

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,309 for the six months ended June 30, 2016.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2016	9,324

$9,324

Rent expense for the six months ended June 30, 2016 was $19,559.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.
The Company's capital structure is as follows:

Common stock:
Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,212.83 shares
Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 787.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 11, 2016, a distribution of $21.00 per share was declared. The dividend was paid on March 23, 2016 to shareholders of record on March 14, 2016.

The tax character of distributions paid during the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014 were as follows:

	June 30, 2016	2015	2014
Distributions paid from:
Ordinary income	$209,375	$1,233,297	$1,110,892
Long-term capital gain	42,625	50,704	128,350

	$252,000	$1,284,001	$1,239,242

As of June 30, 2016 and December 31, 2015 and December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	June 30, 2016	2015	2014
Undistributed ordinary income	$269,216	$187,720	$322,188

Net unrealized appreciation on:
Investments	2,667,853	(885,850)	2,393,720
Real estate	3,153,544	3,153,544	3,153,544

	$6,090,613	$2,455,414	$5,869,452

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions for the six months ended June 30, 2016 totaled $21,424.

Note 13. Other Income and Expense

The Company earned income of $98,880 for the six months ended June 30, 2016, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $6,602 of lease income for the six months ended June 30, 2016.

Officers & Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

32 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
Total Distributions	$52,023,378
Per 120 Original Shareholders	$433,528

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES

Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Louis L. Jones, Sr.

Louis L. Jones, Sr.

President

___________________________________

Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Scott Burns

Scott Burns

Chief Financial Officer

Date: August 29, 2016